PUTNAM
                                                 PREFERRED
                                                 INCOME
                                                 FUND


[Artwork]


ANNUAL REPORT
November 30, 1995


[Putnam Logo]


Boston * London * Tokyo

FUND HIGHLIGHTS


"Perpetual preferred stocks have responded extremely well to 1995's combination of moderate economic growth, subdued inflation, and declining interest rates. Their performance was the primary force behind Putnam Preferred Income Fund's success in fiscal 1995."

                    -- Jeanne L. Mockard, Manager, Putnam Preferred Income Fund

"The most noteworthy feature of the current, long-running business upturn may well be the persistence of low inflation..It's not surprising, therefore, that interest rates are still well below the average levels of the past two decades."

                         -- The Value Line Investment Survey, November 24, 1995





                CONTENTS

         4      Report from Putnam Management
         9      Fund performance summary
        15      Portfolio holdings
        19      Financial statements

FROM THE CHAIRMAN                                [Photograph of George Putnam]
                                                 * (C) Karsh, Ottawa
DEAR SHAREHOLDER:

PUTNAM PREFERRED INCOME FUND CLOSED THE BOOKS ON AN EVENTFUL 12 MONTHS THAT BE-GAN AT THE END OF ONE OF THE SHARPEST BOND MARKET DECLINES ON RECORD AND ENDED IN THE MIDST OF ONE OF THE MARKET'S STRONGEST RALLIES. AS FUND MANAGER JEANNE MOCKARD RELATES IN THE REPORT THAT FOLLOWS, RESULTS FOR THE FISCAL YEAR THAT ENDED ON NOVEMBER 30, 1995, WERE GRATIFYING, ESPECIALLY IN CONTRAST TO LAST YEAR'S CHALLENGES.

JEANNE'S DECISION TO INCREASE THE PORTFOLIO'S WEIGHTING IN PERPETUAL PREFERRED STOCKS WAS TIMELY AS LONG-TERM INTEREST RATES CONTINUED TO FALL, A CONDITION THAT IS ESPECIALLY BENEFICIAL TO SUCH SECURITIES. CONTINUED BENIGN INFLATION PROVIDED EVEN MORE IMPETUS TO THE MARKET'S RISE.

HARDLY ANYONE EXPECTS THE BOND MARKET TO BE AS EXUBERANT IN THE YEAR AHEAD AS IT WAS IN THE YEAR JUST ENDED. NEVERTHELESS, A CONTINUATION OF THE FAVORABLE ECONO-MIC AND BOND-MARKET ENVIRONMENT SHOULD EXTEND WELL INTO THE MONTHS AHEAD, A CON-DITION WE BELIEVE BODES WELL FOR YOUR FUND IN FISCAL 1996.

RESPECTFULLY YOURS,


GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
JANUARY 17, 1996

* (C) Copyright.

REPORT FROM THE FUND MANAGER
JEANNE L. MOCKARD

Fixed-income markets staged one of their best performances ever during Putnam Preferred Income Fund's 1995 fiscal year, which ended on November 30. Bond-mar-ket strength likewise buoyed the performance of preferred stocks, which, althou-gh classified as equities on corporate balance sheets, function more like bonds in the marketplace. The Merrill Lynch Perpetual Preferred Index -- which is a principal performance benchmark for your fund -- advanced by nearly 21% for the year, a remarkable recovery from fiscal 1994's -6.3% drubbing.

Although your fund's 17.05% total return for class A shares at net asset value trailed this benchmark, we managed to capture a substantial portion of the mar-ket's rally while remaining true to the fund's primary objective: generating a high level of current income while keeping principal fluctuations to a minimum. Moreover, given that a significant portion of your fund's portfolio was invested in adjustable-rate and sinking-fund preferreds -- which do not respond as stron-gly as perpetual preferreds to declining interest rates -- it is understandable that the fund would trail an index composed exclusively of perpetual preferreds.

PERPETUAL PREFERREDS BENEFIT FROM FALLING INTEREST RATES, BENIGN INFLATION Perhaps the biggest change in your fund's portfolio over the fiscal year was a sizable increase in fixed-rate, perpetual preferred stocks and a corresponding decrease in adjustable-rate preferreds (ARPs). Given that perpetual preferreds respond to interest-rate movements like long-term bonds with no maturity dates, they performed extremely well in this year's falling-rate environment. Fiscal 1995's strong results also reflect the availability of high real yields (that is, yields minus the prevailing inflation rate; high real yields indicated rela-tively tame inflation, which increased the appeal of fixed-income securities).

Consequently, our somewhat more aggressive approach enabled your fund to benefit as long-term rates declined.

As the chart below indicates, we increased the fund's perpetual preferred weigh-ting from approximately 35% of the portfolio at the beginning of the fiscal year to nearly 62% at the end. We began adding to this allocation in December 1994, in the wake of substantial tax-loss selling that depressed the prices of many securities, especially those in the public utility sector. Market weakness en-abled us to purchase the perpetual preferreds of several financially stable uti-lities at deeply discounted prices. The fund's position in Baltimore Gas & Elec-tric -- one third of which was purchased for approximately $86 per share and which was trading near $106 per share at the end of the fiscal year -- is one outstanding example of the excellent bargains that were available early in fis-cal 1995. Moreover, we continued to add perpetual preferreds throughout the fis-cal year, not only in the utility sector, but also in the banking and financial sectors.

[Bar Chart - Page 5]

PORTFOLIO COMPOSITION *
---------------------------------------------------------------------
                                11/30/94    11/30/95
---------------------------------------------------------------------
Perpetual preferreds                35.4        61.8
Adjustable-rate preferreds          31.1        14.2
Sinking-fund preferreds             16.3        11.7
Common stocks                       11.6         9.2
Convertible securities               2.8         1.1
Cash and short-term securities       1.4         1.4
---------------------------------------------------------------------
* Based on percentage of net assets. Composition will vary over time.

BANKING AND FINANCIAL SECURITIES PROVIDE MAJOR PERFORMANCE BOOST
We have been particularly pleased with the performance of the fund's banking and financial investments over the fiscal year. Favorable interest-rate trends, im-proving operating results, and an active merger-and-acquisition calendar prope-lled the sector into a leadership role -- not only in the preferred market but in the broader equity market as well. Nevertheless, given our value-oriented approach, we began taking profits on some of the fund's banking positions late in the fiscal year, redeploying the assets into utilities, which have underper-formed the broader market.

COLLARS INCREASE ARPS' ATTRACTIVENESS WHEN RATES ARE FALLING
Although we reduced the fund's ARP weighting to approximately 14% of the portfo-lio by the end of the fiscal year, we drew a clear distinction between those ARPs we chose to sell and those we opted to retain. Because ARPs carry coupons that reset with movements in short-term interest rates, they are essential de-fensive holdings when rates are rising. However, when rates are falling, as was the case throughout fiscal 1995, ARPs are typically less desirable -- that is, unless they have reached their coupon collars. All ARPs carry specific coupon collars which mark off the high and low limits above or below which their cou-pons cannot reset. Once an ARP has reached its lower coupon collar, its coupon income is locked in at that level, providing the holder with income protection in a falling-rate environment.

For example, the SunAmerica $7.00 preferred -- the fund's largest holding at the end of the period -- is an ARP that cannot reset at a coupon below 7% or above 13%. Consequently, in the current environment of flat-to-declining rates, this ARP's income stream can never fall below 7%. Conversely, if rates begin to move back up, its coupon will likewise move up, preserving the stock's value (unless rates rise above 13%).

TOP 10 HOLDINGS, 11/30/95 *
-------------------------------------------------------------------------------
SUNAMERICA, INC. Series C, $7.00 adjustable-rate preferred
Insurance and investment-management services
-------------------------------------------------------------------------------
TEXAS UTILITIES CO. Series B, $1.805 deposit-shares preferred
Electric utility
-------------------------------------------------------------------------------
MCDERMOTT, INC. Series B, $2.60 sinking-fund preferred
Petroleum services
-------------------------------------------------------------------------------
AON CORP. $2.00 preferred
Insurance
-------------------------------------------------------------------------------
BANK OF BOSTON CORP. Series E, $2.15 deposit-shares preferred
Multinational banking and financial services
-------------------------------------------------------------------------------
BOISE CASCADE CORP. Series F, $2.35 deposit-shares preferred
Forest products and paper manufacturing
-------------------------------------------------------------------------------
FORD HOLDINGS CORP. Series A, $2.00 deposit-shares preferred
Finance subsidiary of Ford Motor Co.
-------------------------------------------------------------------------------
GENERAL MOTORS CORP. Series B, $2.28125 deposit-shares preferred
Multinational automobile manufacturing
-------------------------------------------------------------------------------
(ABM) LASALLE NATIONAL CORP. Series K, $4.375 preferred
Banking and financial services
-------------------------------------------------------------------------------
BANKAMERICA CORP. Series B, $6.00 adjustable-rate preferred
Multinational banking and financial services
-------------------------------------------------------------------------------
* Top 10 holdings represent 28.3% of the fund's net assets. Portfolio holdings will vary over time.


SLOW GROWTH, MONETARY EASING MAY PROVIDE STABLE MARKET BACKDROP
We believe slower economic growth and subdued inflation are likely to result in a further relaxation of the monetary reins by the Federal Reserve Board as we move into fiscal 1996. While there can be no assurances, we believe there is a good chance that short-term bank lending rates could decline substantially from their current 5.50% level. Given that the short-term part of the yield curve is currently inverted - with three-month Treasury bills yielding more than three-year notes at the time of this writing - such an outcome is clearly what the bond market expects.

During fiscal 1996, we do not expect the fixed-income markets to stage a repeat performance of fiscal 1995's historic advance. Nevertheless, we believe the eco-nomic environment may continue to provide support for the markets, resulting in relatively neutral fixed-income performance. And while we cannot provide guaran-tees, we believe such an environment would enable the fund to reap the benefits of high yields with modest total-return potential from the high-quality securi-ties it currently owns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed fa-vorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY


PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATE-GY. PUTNAM PREFERRED INCOME FUND SEEKS A HIGH LEVEL OF INCOME WHICH QUALIFIES FOR THE 70% CORPORATE DIVIDENDS-RECEIVED DEDUCTION FOR FEDERAL INCOME-TAX PURPO-SES. THE DIVIDENDS-RECEIVED DEDUCTION IS NOT AVAILABLE TO NONCORPORATE INVES-TORS.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assum-ing you held the shares through the entire period and reinvested all distribu-tions back into the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                                   CLASS A                   CLASS M
                                  (1/4/84)                 (4/20/95)
                               NAV       POP             NAV       POP
-------------------------------------------------------------------------------
1 year                       17.05%    13.31%             --        --
-------------------------------------------------------------------------------
5 years                      68.60     63.10              --        --
Annual average               11.01     10.28              --        --
-------------------------------------------------------------------------------
10 years                    114.75    107.81              --        --
Annual average                7.94      7.59              --        --
-------------------------------------------------------------------------------
Life of class               166.41    157.86            9.88%     7.63%
Annual average                8.58      8.28              --        --
-------------------------------------------------------------------------------

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95

                         MERRILL LYNCH
                   PERPETUAL PREFERRED   STANDARD & POOR'S          CONSUMER
                                 INDEX           500 INDEX       PRICE INDEX
-------------------------------------------------------------------------------
1 year                           20.96%              36.95%             2.61%
-------------------------------------------------------------------------------
5 years                          72.72              117.34             14.80
Annual average                   11.54               16.80              2.80
-------------------------------------------------------------------------------
10 years                           NA*              310.72             40.92
Annual average                     NA*               15.17              3.49
-------------------------------------------------------------------------------
Life of class A                    NA*              438.32             51.63
Annual average                     NA*               15.18              3.56
-------------------------------------------------------------------------------
Life of class M                  10.09               19.10              1.12
-------------------------------------------------------------------------------
  Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any ad-justment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares and 2% for class M shares.

* The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.

[Line Chart - Page 10]

GROWTH OFA $10,000 INVESTMENT
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT SINCE 11/30/85

            S&P 500          FUND'S CLASS A           CONSUMER
              INDEX           SHARES AT POP        PRICE INDEX
-------------------------------------------------------------------------------
11/30/85    $10,000              $10,000             $10,000
11/30/86     12,770               12,327              10,128
11/30/87     12,160               11,391              10,587
11/30/88     14,978               13,538              11,037
11/30/89     19,596               17,114              11,550
11/30/90     18,897               15,938              12,275
11/30/91     22,756               18,560              12,642
11/30/92     26,956               21,336              13,028
11/30/93     29,671               22,842              13,376
11/30/94     29,989               22,441              13,734
11/30/95    $41,072              $20,781             $14,092
-------------------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fund's class M shares at inception on 4/20/95 would have been valued at $10,988 at net asset value on 11/30/95 $10,763 at a public offering price. The Merrill Lynch Perpetual Preferred Index is not shown in the above chart because it has been in existence for less than 10 years.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95
DISTRIBUTIONS                     CLASS A                 CLASS M
-------------------------------------------------------------------------------
(NUMBER):                            12                       8
-------------------------------------------------------------------------------
Income                          $0.589910               $0.331914
-------------------------------------------------------------------------------
Total                           $0.589910               $0.331914
-------------------------------------------------------------------------------
SHARE VALUE:                        NAV        POP          NAV          POP
-------------------------------------------------------------------------------
11/30/94                          $7.88      $8.14           --           --
-------------------------------------------------------------------------------
4/20/95
(inception of class
M shares                             --         --        $8.12        $8.29
-------------------------------------------------------------------------------
11/30/95                           8.59       8.88         8.58         8.76
-------------------------------------------------------------------------------
CURRENT RETURN:
-------------------------------------------------------------------------------
End of period
-------------------------------------------------------------------------------
Current dividend rate (1)          6.52%      6.31%        6.27%        6.15%
Taxable equivalent (2)             8.97       8.68         8.64         8.46
-------------------------------------------------------------------------------
Current 30-day SEC yield (3)       6.59       6.37         6.34         6.21
Taxable equivalent (2)             9.07       8.77         8.73         8.55
-------------------------------------------------------------------------------
(1) Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

(2) The taxable equivalent examples in this table show the return that a corpo-ration taxed at the 35% federal corporate tax rate would have to earn from a non tax-advantaged investment to produce an after-tax return equal to that of the fund's, assuming 100% of distributions qualify for the dividends-received deduction.

(3) Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                           CLASS A                  CLASS M
                          (1/4/84)                (4/20/95)
                       NAV        POP          NAV         POP
-------------------------------------------------------------------------------
1 year               17.36%     13.57%          --          --
-------------------------------------------------------------------------------
5 years              68.00      62.61           --          --
Annual average       10.93      10.21           --          --
-------------------------------------------------------------------------------
10 years            113.34     106.37           --          --
Annual average        7.87       7.51           --          --
-------------------------------------------------------------------------------
Life of class       167.56     158.78        10.11%       7.85%
Annual average        8.55       8.25           --          --
-------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge but carry no 12b-1 fee.

CLASS M SHARES have a lower initial sales charge than class A shares and carry a 12b-1 fee.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabili-ties, divided by the number of outstanding shares, not including any initial sa-les charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maxi-mum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares and 2% for class M shares.

MERRILL LYNCH PERPETUAL PREFERRED INDEX is an unmanaged list of perpetual prefe-rred stocks that is commonly used as a general measure of performance for the preferred-stock market.

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is fre-quently used as a general measure of stock-market performance.

Indexes assume reinvestment of all distributions, and do not take into account brokerage commissions or other costs. The securities in the fund's portfolio do not match those in the indexes.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

RELATIVE RISK/REWARD POTENTIAL OF PUTNAM FUNDS

These illustrations provide a simplified guide to the risk/reward potential for funds within each category of the Putnam Family of Funds and are not intended as investment advice. Your investment advisor can help you evaluate your risk tole-rance.

These rankings are relative only to Putnam funds and should not be compared to other investments. There is no guarantee that one Putnam fund will be less vola-tile than another, since each fund has its own investment risks. That's why it is essential to read the fund's prospectus before investing.

PUTNAM GROWTH FUNDS
                                                            OTC
                                                            EMERGING
                                                  EUROPE    GROWTH(2)
                                                  GROWTH(1)    .
                                          VOYAGER    .         .   Higher Risk
                                  NATURAL    .       .         . . Higher Reward
                                RESOURCES    .       .    .      . Potential
                      GLOBAL        .        .            .      .
                      GROWTH(1)     .        .  .         .     ASIA PACIFIC
            INVESTORS    .          .           .         .     GROWTH(1)
               .         .          .  .        .     NEW .
               .         .             .        .     OPPORTUNITIES(2)
               .         .    .        .     OVERSEAS
  Lower Risk   .              .        .     GROWTH(1)
Lower Reward   .    .         .     HEALTH
   Potential        .         .     SCIENCES
                    .       VISTA
                DIVERSIFIED
                EQUITY(1)

PUTNAM GROWTH AND INCOME FUNDS
                                                .FUND FOR GROWTH
                                                .AND INCOME        Higher Risk
                                 .CONVERTIBLE   .            .     Higher Reward
                   .UTILILITIES  .INCOME-       .      .     .     Potential
                   .GROWTH AND   .GROWTH        .      .     .
                   .INCOME       .       .      .      .     .DIVIDEND
                   .             .       .      .      .     .GROWTH
                   .     .       .       .             .
                   .     .       .       .             .PUTNAM
  Lower Risk  .    .     .               .EQUITY       .GROWTH AND
Lower Reward  .          .               .INCOME       .INCOME FUND II
   Potential  .          .GEORGE
              .MANAGED   .PUTNAM
              .INCOME

(1) Foreign investments are subject to certain risks, such as currency fluctua-tions and political developments, that are not present with domestic invest-ments.
(2) This fund invests all or a portion of its assets in small to medium-sized companies, which increases the risk of price fluctuations.
(3) While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's govern-ment-backed holdings will make timely payments of interest and principal.

PUTNAM INCOME FUNDS

                                                            HIGH YIELD
                                                  GLOBAL    ADVANTAGE(5)
                                                  GOV'T(1,5)     .
                                          INCOME         .       . Higher Risk
                                FEDERAL        .         .      .. Higher Reward
                                INCOME(3)      .       . .      .  Potential
                      U.S. GOV'T       .       .       .        .
          ADJUSTABLE  INCOME(3)        .       .       .        HIGH YIELD(5)
          RATE U.S.       .            .     . .       .
          GOV'T(3)        .            .     .         PREFERRED
                .         .          . .     .         INCOME
                .         .          .       .
  Lower Risk    .       . .          .       DIVERSIFIED
Lower Reward .  .       .            .       INCOME(1,3,5)
   Potential .          .           AMERICAN
             .          .           GOV'T.
            MONEY     BALANCED      INCOME(3)
            MARKET(4) U.S. GOV'T(3)

PUTNAM TAX-FREE FUNDS(6)
                                  SINGLE-STATE     TAX-FREE
                                  TAX-FREE FUNDS*  HIGH YIELD(5)
                                           .             .         Higher Risk
                          TAX-FREE         .             .         Higher Reward
                          INSURED(7)       .      .      .         Potential
                              .            .      .
              TAX EXEMPT      .        .   .      .
              MONEY           .        .          MUNICIPAL
              MARKET(4)       .        .          INCOME
  Lower Risk    .         .          TAX EXEMPT
Lower Reward    .         .          INCOME
   Potential    .         .
                      INTERMEDIATE
                      TAX EXEMPT

* State tax-free funds available for Arizona, California, Florida, Massachu-setts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Not available in all states.

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments. The three portfolios are:

PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO

Please call your financial advisor -- or Putnam at 1-800-225-1581 -- to obtain a prospectus for any Putnam fund. The prospectus contains more complete informa-tion, including risk considerations, charges, and expenses. Read it carefully before you invest or send money.

(4) The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price can be maintained in the future.
(5) The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.
(6) Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.
(7) Bond insurance does not guarantee principal or protect against changes in market price.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended November 30, 1995

To the Trustees and Shareholders of
Putnam Preferred Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all ma-terial respects, the financial position of Putnam Preferred Income Fund (former-ly called Putnam Corporate Asset Trust) at November 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at No-vember 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 15, 1996

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995

PREFERRED STOCKS (87.7%)*
NUMBER OF SHARES                                                         VALUE

AUTOMOBILES (4.3%)
-------------------------------------------------------------------------------
  35,500  Ford Motor Co. Ser. B, $2.0625, dep. shs. preferred
          (pfd).                                                  $    962,938
 115,000  General Motors Corp. Ser. B, $2.28125 dep. shs. pfd.       3,119,370
  40,000  General Motors Corp. Ser. G, $2.28, pfd.                   1,130,000
                                                                 --------------
                                                                     5,212,308
BANKS (19.6%)
-------------------------------------------------------------------------------
 135,000  Bank of Boston Corp. Ser. E, $2.15, dep. shs. pfd.         3,442,500
  32,000  BankAmerica Corp. Ser. B, $6.00, Adjustable Rate
          Preferred (ARP)                                            2,888,000
  51,200  BankAmerica Corp. Ser. F, $2.40625, pfd.                   1,299,200
  10,500  BankAmerica Corp. Ser. K, $2.09375, pfd.                     266,438
  37,000  Bankers Trust New York Corp. Ser. P, $1.875, pfd.            906,500
  70,000  Bankers Trust New York Corp. Ser. Q, $1.4705, ARP          1,505,000
  50,000  Chase Manhattan Corp. Ser. H, $2.44, pfd.                  1,418,750
  11,000  Chase Manhattan Corp. Ser. J, $2.27, pfd.                    290,125
   8,850  Chase Manhattan Corp. Ser. M, $2.10, pfd.                    233,419
  24,000  Chemical Bank Ser. H, $2.09375, pfd.                         624,000
  17,400  Citicorp Ser. 3, $7.00, ARP                                1,705,200
  22,510  Citicorp Ser. 18, $1.449, ARP                                495,220
  92,655  First Interstate Bancorp Ser. F, $2.46875, dep. shs. pfd.  2,443,776
  70,000  First Interstate Ser. G $2.25, dep. shs. pfd.              1,855,000
  15,000  Indosuez Holdings 144A, ADS, $2.59375, pfd. (Mexico)         405,000
  60,000  ABM Lasalle  National Corp. Ser. K, $4.375, pfd.           2,947,500
  40,000  Union Bank Ser. A, $2.09375, dep. shs. pfd.                1,020,000
                                                                 --------------
                                                                    23,745,628
COMBINED UTILITIES (14.2%)
-------------------------------------------------------------------------------
  10,000  Baltimore Gas & Electric $6.99, pfd.                       1,060,000
  19,900  Baltimore Gas & Electric Co. Ser. 93, $7.125, pfd.         2,106,913
  20,000  Cincinnati Gas & Electric Co. Sinking Fund, $7.375, pfd.   2,020,000
  57,000  Delmarva Power & Light Co. $1.9375, pfd.                   1,510,500
   9,000  Jersey Central Power & Light Co. Ser. E, $7.88, pfd.         909,000
  80,000  Long Island Lighting Co. Sinking Fund, Ser. NN, $1.95,
          pfd.                                                       1,590,000
 116,000  New York State Electric & Gas Corp. Ser. B, $1.36, ARP     2,581,000
  20,000  Pacific Gas & Electric Co. Ser. U, $1.76, pfd.               535,000
  11,750  Public Service Electric & Gas Co. $6.92, pfd.              1,192,625
  13,000  Public Service Electric & Gas Co. $7.52, pfd.              1,300,000
  23,200  Western Resources, Inc. Sinking Fund, $7.58, pfd.          2,412,800
                                                                 --------------
                                                                    17,217,838
ELECTRIC UTILITIES (18.6%)
-------------------------------------------------------------------------------
   4,865  Appalachian Power $7.40, pfd.                                482,851
  50,000  Arizona Public Service Co. Ser. W, $1.8125, pfd.           1,250,000
  20,000  Central Maine Power Co. Ser. A, $7.999, pfd.               2,010,000
  10,000  Cleveland Electric Illuminating Co. Sinking Fund, Ser. R,
          $8.80, pfd.                                                  917,500
   7,070  Commonwealth Edison Co. Ser. A, $8.40, pfd.                  710,535
   5,500  Detroit Edison Co. $7.45, pfd.                               551,375
  17,522  Gulf States Utilities Co. $8.52, pfd.                      1,673,351

PREFERRED STOCKS
NUMBER OF SHARES                                                         VALUE

ELECTRIC UTILITIES
-------------------------------------------------------------------------------
  50,000  Niagara Mohawk Power Corp. $2.375, pfd.                 $  1,181,250
  39,800  Niagara Mohawk Power Corp. Ser. A, $1.625, ARP               676,600
  40,000  Niagara Mohawk Power Corp. Ser. C, $1.80, ARP                770,000
   7,500  Northern States Power Co. Ser. B, $5.50, ARP                 720,000
  18,000  PSI Energy, Inc. $1.86, pfd.                                 452,250
  13,000  Pacificorp Sinking Fund, $7.12, pfd.                       1,300,000
  31,200  Pacificorp Ser. 92, $1.98, pfd.                              799,500
  15,000  Peco Energy $7.48, pfd.                                    1,560,000
  10,000  Pennsylvania Power & Light Co. Sinking Fund, $6.125, pfd.  1,026,250
  10,000  Pennsylvania Power & Light Co. Sinking Fund, $6.33, pfd.   1,042,500
  60,000  Texas Utilities Co. Ser. A, $1.875, dep. shs. pfd.         1,552,500
 150,000  Texas Utilities Co. Ser. B, $1.805, dep. shs. pfd.         3,843,750
                                                                 --------------
                                                                    22,520,212
FINANCE (9.9%)
-------------------------------------------------------------------------------
  10,000  Bear Stearns & Co. Ser. A, $2.75, ARP                        443,750
  28,300  Bear Stearns & Co. Ser. B, $1.97, dep. shs. pfd.             721,650
 126,000  Ford Holdings Corp. Ser. A, $2.00, dep. shs. pfd.          3,150,000
  95,000  Heller Financial Inc. Ser. A, $2.03125, cum. sr. pfd.      2,458,125
  13,300  Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs. pfd.      380,713
  24,000  Morgan Stanley $1.84375, dep. shs. pfd.                      600,000
  42,710  SunAmerica Inc. Ser. C, $7.00, ARP                         4,249,645
                                                                 --------------
                                                                    12,003,883
FOOD CHAINS (0.3%)
-------------------------------------------------------------------------------
  15,000  McDonalds Corp. Ser. E $1.93 dep. shs. pfd.                  390,000

FOREST PRODUCTS (2.6%)
-------------------------------------------------------------------------------
 120,000  Boise Cascade Corp. Ser. F, $2.35, dep. shs. pfd.          3,180,000

GAS PIPELINES (1.0%)
-------------------------------------------------------------------------------
  13,000  ENSERCH Corp. Ser. E, $7.00, ARP                          1,261,000

GAS UTILITIES (0.4%)
-------------------------------------------------------------------------------
  18,700  Washington Natural Gas Co. Ser. III, $2.125, pfd.            474,513

INSURANCE (6.6%)
-------------------------------------------------------------------------------
 143,500  AON Corp. $2.00, pfd.                                      3,677,188
  74,000  Berkley (W.R.) Corp. Ser. A, $1.84375, pfd.                1,831,500
  16,000  Provident Life & Accident Insurance Co. $2.025,
          dep. shs. pfd.                                               412,000
  81,000  Travelers Corp. Ser. D, $2.3125, dep. shs. pfd.            2,116,125
                                                                 --------------
                                                                     8,036,813
NATURAL GAS (0.6%)
-------------------------------------------------------------------------------
  28,000  Phillips Gas Co. Ser. A, $2.33, pfd.                         738,500

OIL SERVICES (4.3%)
-------------------------------------------------------------------------------
  57,500  LASMO PLC ADS Ser. A, $2.50, pfd. (United Kingdom)         1,394,375
 129,051  McDermott Inc. Sinking Fund, Ser. B, $2.60, pfd.           3,839,267
                                                                 --------------
                        5,233,642
PAPER (1.3%)
-------------------------------------------------------------------------------
  60,000  Bowater, Inc. Ser. C, $2.10, dep. shs. pfd.                1,620,000

PREFERRED STOCKS
NUMBER OF SHARES                                                         VALUE

PUBLISHING (1.0%)
-------------------------------------------------------------------------------
  49,500  Newscorp Overseas Corp. Ser. A, $2.15625, pfd.          $  1,243,688

TELEPHONE UTILITIES (0.5%)
-------------------------------------------------------------------------------
   5,490  GTE Florida, Inc. $8.16, pfd.                                557,235

TOBACCO (1.4%)
-------------------------------------------------------------------------------
  67,300  RJR Nabisco Holding Ser. B, $2.3125, dep. shs. pfd.        1,674,088

WATER UTILITIES (1.1%)
-------------------------------------------------------------------------------
  13,500  United Water Resources, Inc. Ser. B, $7.625, pfd.          1,336,500
                                                                 --------------
          TOTAL PREFERRED STOCKS (cost $105,940,239)              $106,445,848

COMMON STOCKS (9.2%)*
NUMBER OF SHARES                                                         VALUE

COMBINED UTILITIES (1.4%)
-------------------------------------------------------------------------------
  30,000  Pacific Gas & Electric Co.                              $  1,825,000
  39,000  Rochester Gas & Electric Corp.                               916,500
                                                                 --------------
                                                                     1,741,500
ELECTRIC UTILITIES (3.8%)
-------------------------------------------------------------------------------
  35,000  Entergy Corp.                                                975,625
  35,000  Northeast Utilities Co.                                      835,625
  41,000  Potomac Electric Power Co.                                 1,004,500
  29,000  Public Service Enterprise Group, Inc.                        859,125
  24,000  Texas Utilities Co.                                          924,000
                                                                 --------------
                                                                     4,598,875
INSURANCE (0.9%)
-------------------------------------------------------------------------------
  15,000  Aetna Life & Casualty Co.                                  1,100,625

METALS AND MINING (0.6%)
-------------------------------------------------------------------------------
   4,750  Freeport McMoran, Inc.                                       185,844
  19,999  Freeport-McMoRan Copper & Gold Co., Inc. Class B             542,473
                                                                 --------------
                                                                       728,317
NATURAL GAS (0.3%)
-------------------------------------------------------------------------------
  15,000  UGI Corp. (New)                                              311,250

REIT's (1.7%)
-------------------------------------------------------------------------------
  37,000  Cali Realty Corp.                                            730,750
  32,000  CenterPoint Properties Corp.                                 712,000
  27,000  Smith (Charles E.) Residential Realty, Inc.                  621,000
                                                                 --------------
                                                                     2,063,750
RETAIL (0.5%)
-------------------------------------------------------------------------------
  84,000  K mart Corp.                                                 651,000
          TOTAL COMMON STOCKS (cost $10,565,513)                  $ 11,195,317

CONVERTIBLE PREFERRED STOCKS (1.1%) * (cost $1,250,000)
NUMBER OF SHARES                                                         VALUE

  25,000  Unocal Corp. 144A $3.50, cv. pfd.                       $  1,293,750

SHORT-TERM INVESTMENTS (1.4%)* (cost $1,713,279)
PRINCIPAL AMOUNT                                                         VALUE
$ 1,713,000  Interest in $798,484,000 joint repurchase agreement dated November 30, 1995 with Morgan (J.P.) & Co., Inc.
             due December 1, 1995 with respect to various U.S.
             Treasury obligations - maturity value of $1,713,279
             for an effective yield of 5.86%                      $  1,713,279
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $119,469,031)***             $120,648,194
-------------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $121,320,894.

*** The aggregate identified cost for federal income tax purposes is $119,489,918, resulting in gross unrealized appreciation and depreciation of $5,194,210 and $4,035,934, respectively, or net unrealized appreciation of $1,158,276.

    ADS after the name of a holding stands for American Depository Shares, re-presenting ownership of foreign securities on deposit with a domestic custo-dian bank.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be re-sold in transactions exempt from registration, normally to qualified insti-tutional buyers.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $119,469,031) (Note 1)                           $120,648,194
-------------------------------------------------------------------------------
Cash                                                                       623
-------------------------------------------------------------------------------
Dividends, interest and other receivables                              743,370
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                   1,822
-------------------------------------------------------------------------------
Receivable for securities sold                                         541,501
-------------------------------------------------------------------------------
TOTAL ASSETS                                                       121,935,510

LIABILITIES
-------------------------------------------------------------------------------
Distributions payable to shareholders                                  232,399
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                             104,752
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           202,709
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             1,398
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                              124
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              30,051
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                     261
-------------------------------------------------------------------------------
Other accrued expenses                                                  42,922
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      614,616
-------------------------------------------------------------------------------
NET ASSETS                                                        $121,320,894

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                   $182,342,351
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                            52,552
-------------------------------------------------------------------------------
Accumulated net realized loss on investments                       (62,253,172)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                           1,179,163
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
-------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING                                        $121,320,894

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($120,591,427 divided by 14,035,166 shares)                              $8.59
-------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.59)*                   $8.88
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($729,467 divided by 84,982 shares)                                      $8.58
-------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $8.58)*                   $8.76
-------------------------------------------------------------------------------
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended November 30, 1995

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $21,200)                           $9,286,232
-------------------------------------------------------------------------------
Interest                                                               225,197
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              9,511,429

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       800,635
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         190,687
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                       11,152
-------------------------------------------------------------------------------
Reports to shareholders                                                 29,676
-------------------------------------------------------------------------------
Auditing                                                                43,414
-------------------------------------------------------------------------------
Legal                                                                   13,896
-------------------------------------------------------------------------------
Postage                                                                  2,434
-------------------------------------------------------------------------------
Registration fees                                                       10,410
-------------------------------------------------------------------------------
Administrative services (Note 2)                                         8,302
-------------------------------------------------------------------------------
Distribution fees -- Class M shares (Note 2)                               795
-------------------------------------------------------------------------------
Other                                                                    1,090
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                       1,112,491
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (112,324)
-------------------------------------------------------------------------------
NET EXPENSES                                                         1,000,167
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                8,511,262
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                    (1,533,139)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          12,384,240
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                 10,851,101
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $19,362,363
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

        Year ended November 30
        1995    1994
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
Net investment income                          $  8,511,262      $   8,811,131
-------------------------------------------------------------------------------
Net realized loss on investment transactions     (1,533,139)          (235,917)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   12,384,240        (14,305,527)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        19,362,363         (5,730,313)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (8,727,588)        (8,815,414)
    Class M                                         (19,583)                --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (9,116,711)        (9,816,937)
-------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,498,481        (24,362,664)
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                               119,822,413        144,185,077
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of
$52,552 and $282,518, respectively)            $121,320,894       $119,822,413
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS *
(For a share outstanding throughout the period)

                              APRIL 20, 1995
                            (COMMENCEMENT OF
                              OPERATIONS) TO                                 YEAR ENDED NOVEMBER 30
                                 NOVEMBER 30
                                    1995              1995            1994            1993            1992            1991
----------------------------------------------------------------------------------------------------------------------------------
                                  CLASS M                                            CLASS A
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
BEGINNING OF PERIOD               $8.12              $7.88           $8.81           $8.34           $8.00           $7.42
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income               .33                .57             .56             .60             .68             .70
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments               .46                .73            (.93)            .47             .34             .57
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                          .79               1.30            (.37)           1.07            1.02            1.27
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income             (.33)              (.59)           (.56)           (.60)           (.68)           (.69)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                (.33)              (.59)           (.56)           (.60)           (.68)           (.69)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $8.58              $8.59           $7.88           $8.81           $8.34           $8.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)            9.88(b)           17.05           (4.41)          13.07           13.08           17.86
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                     $729           $120,591        $119,822        $144,185        $142,378        $129,688
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                  .67(b)             .90             .81             .83             .83             .93
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          3.73(b)            6.91            6.64            6.83            8.23            8.98
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            34.76              34.76           32.84          114.53          188.68          157.11
----------------------------------------------------------------------------------------------------------------------------------

 *  The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on November 29,
    1994.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) The ratio of expenses to average net assets for the period ended November 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2).


NOTES TO FINANCIAL STATEMENTS
November 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
Putnam Preferred Income Fund ("the fund"), formerly named "Putnam Corporate Asset Trust" is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high after-tax income for corporate shareholders and current income for all investors with minimum fluctuations in principal.

The fund offers class A and class M shares. The fund commenced its operations of class M shares on April 20, 1995. Class A shares are sold with a maximum front-end sales charge of 3.25% and do not pay an on-going distribution fee. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an on-going distribution fee.

Expenses of the fund are borne pro-rata by the holders of both classes of sha-res, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would re-ceive their pro-rata share of the net assets of the fund, if the fund were li-quidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently fo-llowed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily avail-able are stated at market value. Certain preferred stocks, for which reliable market quotations are not considered to be readily available, are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for compara-ble securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining ma-turities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at their fair value following procedures approved by the Trustees.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment compa-nies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and cer-tain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is re-quired to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the va-lue of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In-terest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid impo-sition of any excise tax subject to Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $106,053,000. This amount includes approximately $43,821,000 of capital loss ca-rryovers acquired in connection with the fund's acquisition of the net assets of Putnam Corporate Cash Fund-Adjustable Rate Preferred Portfolio in 1990.

The amount of the capital loss carryover that can be used to offset realized ca-pital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be dis-tributed to shareholders since any such distribution might be taxable as ordina-ry income.
             LOSS CARRYOVER             EXPIRATION
-------------------------------------------------------
                 54,723,000      November 30, 1996
                 29,523,000      November 30, 1997
                 14,805,000      November 30, 1998
                  5,261,000      November 30, 1999
                    208,000      November 30, 2002
                  1,533,000      November 30, 2003

F) DISTRIBUTIONS TO SHAREHOLDERS The fund declares a distribution each day based upon projected net investment income and short-term gains calculated as if earn-ed pro-rata throughout the period, on a daily basis. Such distributions are re-corded daily and paid monthly. Long-term capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The-se differences include treatment of capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regu-lations.

For the year ended November 30, 1995, the fund reclassified $5,943 to increase undistributed net investment income, $6,637,511 to decrease accumulated net rea-lized loss on investments and $6,643,454 to decrease paid-in-capital. The calcu-lation of net investment income per share in the financial highlights table ex-cludes these adjustments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS
Compensation of Putnam Management, the fund's Manager, for management and in-vestment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million and 0.45% of any amount over $1.5 billion, sub-ject, under current law, to reduction in any year to the extent that expenses (exclusive of brokerage, interest, taxes and credits allowed by PFTC) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative ser-vices to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $750 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees re-main in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Fund Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $112,324 un-der expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrange-ments in an income producing asset if it had not entered into such arrangements.

The fund has adopted a distribution plan (the "Plan") with respect to its class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incu-rred by it in distributing class M shares of the fund. The class M plan provides for payments by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 1.00% of the average net assets attributable to class M shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to class M shares.

For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as un-derwriter received net commissions of $22,513 and $1,070 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $6,192 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES
During the year ended November 30, 1995, purchases and sales of investment secu-rities other than short-term investments aggregated $40,809,128 and $49,094,550, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES
The fund declared a 5-for-1 stock split to shareholders of record November 29, 1994. The financial highlights and capital share balances have been restated to reflect the stock split. At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
                                                         YEAR ENDED
                                                      NOVEMBER 30, 1995
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  1,621,569             $13,489,056
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions             685,918               5,663,875
-------------------------------------------------------------------------------
                                             2,307,487              19,152,931
-------------------------------------------------------------------------------
Shares repurchased                          (3,471,975)            (28,978,399)
-------------------------------------------------------------------------------
NET DECREASE                                (1,164,488)            ($9,825,468)
-------------------------------------------------------------------------------
                                                         YEAR ENDED
                                                      NOVEMBER 30, 1994
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  2,163,891             $18,804,139
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions             703,150               5,424,810
-------------------------------------------------------------------------------
                                             2,867,041              24,228,949
-------------------------------------------------------------------------------
Shares repurchased                          (4,030,872)            (34,045,886)
-------------------------------------------------------------------------------
NET DECREASE                                (1,163,831)            ($9,816,937)
-------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                                                APRIL 20, 1995
                                               (COMMENCEMENT OF OPERATIONS) TO
                                                             NOVEMBER 30, 1995
CLASS M                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    120,298              $1,005,298
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    2,003                  16,963
-------------------------------------------------------------------------------
                                               122,301               1,022,261
-------------------------------------------------------------------------------
Shares repurchased                             (37,319)               (313,504)
-------------------------------------------------------------------------------
NET INCREASE                                    84,982                $708,757
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)
The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman                   William F. Pounds, Vice Chairman
Jameson Adkins Baxter                     Hans H. Estin
John A. Hill                              Elizabeth T. Kennan
Lawrence J. Lasser                        Robert E. Patterson
Donald S. Perkins                         George Putnam, III
Eli Shapiro                               A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam                             Charles E. Porter
President                                 Executive Vice President

Patricia C. Flaherty                      John D. Hughes
Senior Vice President                     Senior Vice President and Treasurer

Lawrence J. Lasser                        Gordon H. Silver
Vice President                            Vice President

Peter Carman                              Brett C. Browchuk
Vice President                            Vice President

Thomas V. Reilly                          Jeanne L. Mockard
Vice President                            Vice President and Fund Manager

William N. Shiebler                       John R. Verani
Vice President                            Vice President

Paul M. O'Neil                            Beverly Marcus
Vice President                            Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objec-tives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospec-
tus, call toll free:   1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT IN-SURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                                        ---------------
PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
THE PUTNAM FUNDS                                        PAID
One Post Office Square                                  Putnam
Boston, Massachusetts 02109                             Investments
                                                        ---------------






22187-029/867          1/96

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